UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 14, 2026

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.
On May 14, 2026, the BayFirst Financial Corp. (the “Company”) received the non-objection of the Federal Reserve Bank of Atlanta, to appoint Alfred (“Al”) T. Rogers, Jr. to serve as the Company’s President and Chief Executive Officer, principal executive officer, and as a member of its Board of Directors. As previously disclosed, Mr. Rogers assumed those positions at that time.
Mr. Rogers, age 61, and began his banking career at First Union National Bank. Upon completion of that bank’s training program, he served as a Commercial Banker in the Tampa, Lakeland, and Nashville markets from 1987 to 1997. In 1997, Mr. Rogers joined Manufacturers Bank of Florida in Tampa, where he served as Chief Executive Officer and a member of its board of directors. During this time, he was involved in all aspects of expanding the bank through organic growth as well as the acquisition of Partners Savings Bank of Tampa. In 2001, Mr. Rogers was instrumental in selling Manufacturers Bank of Florida to Colonial Bank and began serving Colonial Bank as President and Senior Lender of the Tampa Bay market. Mr. Rogers joined USAmeriBank in 2007 as its Executive Lending Officer. Under his leadership, that bank grew from its 2007 de novo status to the Tampa Bay area’s largest independent community bank, with assets of more than $4.6 billion. Upon the acquisition of USAmeriBank by Valley National Bank in January 2018, Mr. Rogers serves as Valley National Bank’s Executive Vice President and Chief Lending Officer for Florida and Alabama until August of 2022, when he retired from those positions.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	5/21/2026

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer